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                                                                   Exhibit 10.13

                               LICENSE AGREEMENT


This License Agreement, the "Agreement," Number PL0626, with an "Effective Date" of June 16, 1997, is made by and between Artisan Components, Inc., a California
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corporation, with its principal place of business at 2077 Gateway Place, #300,
San Jose, California 95110, hereinafter referred to as "Artisan Components," and Fujitsu Microelectronics, Inc. a California corporation with its principal place of business at 3545 North First Street, San Jose, CA 95134 hereinafter referred to as "Licensee."

     1.   DEFINITIONS

     1.1 "AFFILIATE" means any corporation or other business entity during the term of this Agreement in which, but only for so long as, Licensee owns or controls directly or indirectly, at least 50% of the outstanding stock or other voting rights entitled to elect directors; provided, however, that in any country where the local law does not permit equity participation of at least 50%, then Affiliate will include any company in which Licensee owns or controls, directly or indirectly, the maximum percentage of such outstanding stock or voting rights permitted by law.

     1.2 "DESIGN" means any integrated circuit, integrated circuit mask, design database or graphical representation of a design database containing representations of Licensed Products or designed with data from Licensed Products from Artisan Components in any of its various formats, including but not limited to: circuit schematics, ASCII or binary data, logic diagrams, simulations models, physical layout, hardware description languages, timing characteristics and netlists.

     1.3 "DESIGN DATA AND TECHNIQUES" means the Artisan Components supplied data, circuit and logic elements, libraries, architectures, and technical information incorporated in the Licensed Products and Documentation, and employed in the process of creating Designs.

     1.4 "GOOD DIE" means the number of yielded good Licensed Integrated Circuits manufactured by Licensee, whether such Licensed Integrated Circuits are bare die, fully packaged, or otherwise.

     1.5 "LAYOUT AND SCHEMATICS" means the library element physical design database and related transistor level schematics, netlists and related documentation, whether in object code, reconfigurable binary, ASCII data, binary data, or any other form.

     1.6 "LICENSED INTEGRATED CIRCUIT" shall mean a single die manufactured Using all or any portion of the Licensed Products.

     1.7 "LICENSED PRODUCTS" means the data and/or software and related documentation set forth in Appendix A and Updates thereto, whether in object code, reconfigurable binary, ASCII data, binary data or any other form. Licensed Products includes Layout and Schematics and Models and User Documentation. Appendix A defines the Licensed Products.


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     1.8  "LICENSED SITE(S)."  Appendix A defines the site(s) that will be licensed to Use the Licensed Products and receive direct product support via e-mail or telephone Artisan Components.

     1.9 "MODELS AND USER DOCUMENTATION" means the library element timing and simulation models, logical symbols and related documentation.

     1.10 "SQUARE MILLIMETERS" means the square millimeters occupied on each Good Die by (a) the placed and routed standard cells within the Licensed Products or (b) other portions of the Licensed Products. Square Millimeters occupied by Licensed Products other than placed and routed standard cells shall be as reported by the Artisan Components generator or as documented in the Licensed Products documentation.

     1.11 "UPDATE(S)" means a derivative work extension, enhancement or modification of a Licensed Product made by or for Artisan Components, which Artisan Components in its sole discretion releases to its licensees free of charge. Updates shall not include any new or additional features, enhancements, or options which increase the basic functionality of the Licensed Product for which Artisan Components charges a separate or additional fee.

     1.12 "USAGE, USING, USE OR USED" means the transmitting, processing, storing, designing with or displaying of any portion of the Licensed Product through the use of computer and/or video equipment and/or utilizing Models and User Documentation, in each case solely for the purpose of designing and manufacturing Licensed Integrated Circuits.


     2.   LICENSE GRANT, RESTRICTED USE AND ADDITIONAL COPIES

     2.1 Subject to the terms and conditions stated herein, Artisan Components grants to Licensee a non-transferable, non-sublicenseable, non-exclusive, royalty-bearing, limited license to Use the Licensed Product(s) in machine readable form and to reproduce the Licensed Products for internal distribution at the Licensed Sites(s) and for distribution of the Models and User Documentation as set forth in Section 2.2.

     2.2 Licensee may distribute the Models and User Documentation to Licensee's customers of Licensed Integrated Circuits as needed to support Licensee's IC design and manufacture business.

     2.3 Licensee acknowledges and agrees that: (a) unauthorized reproduction, electronic transfer or other Use of Licensed Product(s) which is not expressly authorized by this Article 2 is a breach of a material obligation of this Agreement; and (b) in the event that unauthorized copies of Licensed Product(s) are made and/or Used by Licensee or its personnel, and Artisan Components elects not to terminate this Agreement pursuant to Article 9, Licensee shall by virtue of such act(s) be deemed to order and accept a license for and shall pay Artisan Components the list price and applicable royalties and support fees for each such unauthorized production, electronic Use, other unauthorized Use, or transfer of Licensed Products. These fees shall be Artisan Components' published list prices and

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applicable royalties and support fees existing on the date such unauthorized use first occurred. License Fees, support fees and previously accrued royalties shall be due, for purposes of Article 7, thirty (30) days following discovery by Artisan Components of such unauthorized use.

     2.4 Prior to disposing of any machines, software media (e.g. disks or backup records) or other similar apparatus, Licensee shall erase or otherwise destroy any Licensed Product(s) or portion thereof contained on such media or stored in such apparatus.

     2.5 In the event that Artisan Components reasonably deems itself insecure with respect to Licensee's compliance with the foregoing provisions, Licensee shall, within ten (10) days of written notification provide written certification by a duly authorized officer of the compliance with the terms of this Article 2 to Artisan Components.

     2.6 Subject to the terms and conditions stated herein, including without limitation the License Fee and royalty provisions stated herein, Licensee may license additional copies of the Licensed Products for second and subsequent sites at any time during the term of this Agreement. The license will be exercised by the Licensee's giving Artisan Components notice in writing of Licensee's exercise of such license, the number of additional copies of the Licensed Products to be licensed and the address of each additional Licensed Site. The License Fee for the any additional copy(s) shall be as stated on Appendix B.

     2.7 If Licensee is an agency, department, or other entity of the United States Government ("Government"), Licensee's use, reproduction, release, modification, disclosure or transfer of the Licensed Products, or of any related documentation of any kind, including technical data, is restricted in accordance with Federal Acquisition Regulation ("FAR") 12.212 for civilian agencies and Defense Federal Acquisition Regulation Supplement ("DFARS") 227.7202 for military agencies. The Licensed Products are commercial. The use of the Licensed Products by any Government agency, department, or other entity of the Government, is further restricted in accordance with the terms of this Agreement, or any modification hereto. Licensee will affix the following legend upon delivery of each of the Licensed Products which are the subject of this
Agreement:

               Use, duplication, reproduction, release, modification, disclosure or transfer of this commercial product and accompanying documentation, is restricted in accordance with FAR 12.212 and DFARS 227.7202, and by a license agreement. Contractor/manufacturer is: Artisan Components, Inc., 2077 Gateway Place, #300, San Jose, California 95110.

     2.8 Licensee shall indemnify, defend and hold harmless Artisan Components from and against any and all claim, losses, damages and liabilities arising out of or in connection with Licensee's use of the Licensed Products; the manufacture, use or sale of Licensed Integrated Circuits; or Licensee's negligence or willful misconduct apart from infringement covered in Section 12.

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

     3.   SUPPORT CONDITION, SILICON DEBUGGING AND PRODUCT
          ENGINEERING

     3.1 Artisan Components provides telephone or email support to one primary site, to be designated by Fujitsu, as is deemed reasonable by Artisan Components [*** Redacted] for a period of [*** Redacted] months after delivery of the Licensed Products to a common carrier as provided in Section 5.3. This support covers any usage questions or bugs related to the generators.

     3.2 The design and verification techniques for the Licensed Products used by Artisan Components depend on the accuracy of models, flows and design tools; some of which are provided by Artisan Components' licensees and their target foundries. Due to practical limits on the accuracy of these models, flows and design tools, the fabricated silicon behavior may not always agree with that predicted. In these cases, Artisan Components will assist the Licensee in silicon debugging and product engineering at Artisan Components then current standard hourly rate plus applicable expenses. Silicon debugging and product engineering do not fall under the support provisions set forth in Section 3.1 above.

     4.   TERM

     This Agreement is effective from its execution by Licensee and Artisan Components and shall remain in full force and effect for a period of twenty (20) years, unless earlier terminated as provided in Article 9 below.

     5.   ORDER, CHANGES AND DELIVERY TERMS

     5.1 All orders for Licensed Products submitted by Licensee will be initiated by Licensee's written purchase orders sent to Artisan Components and requesting a delivery date during the term of this Agreement. All Licensed Products provided to Licensee by Artisan Components during the term of this Agreement will be subject to the terms and conditions of this Agreement. Except as otherwise agreed in writing signed by an officer of Artisan Components, nothing contained in any purchase order submitted by Licensee pursuant to this Agreement will in any way modify, delete or add any terms or conditions to said purchases and licenses, and Licensee hereby waives such purchase order provisions.

     5.2 Changes to the scope of work either requested by and/or necessitated by Licensee's specifications will be evaluated for both schedule and cost impact. The Licensee will be asked to complete an Engineering Change Order Request Form, an "ECO," and submit it to Artisan Components for review. If after review by Artisan Components, it is determined that both the schedule and/or quoted sales prices must change to accommodate the ECO, Artisan Components will notify the Licensee in writing on our ECO Response Form of any such schedule and/or price changes. Licensee must provide written acceptance or refusal of the new schedule and/or costs within five (5) days of having been so notified. Failure to do so will cause Artisan Components to proceed with the project as if the Licensee's ECO Request Form had never been received. Sample ECO Request and ECO Response Forms are attached as Exhibits A and B.

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Omitted portions have been filed separately with the Commission.
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     5.3  Artisan Components shall deliver the Licensed Product(s) to a common carrier specified by Licensee, F.O.B. Origin, freight prepaid and billed or as otherwise mutually agreed in writing.

     5.4 Licensee shall review each delivery of the Licensed Products and advise Artisan Components within fourteen (14)days of delivery of any defects in the deliverables or the accompanying documentation.

     5.5 Licensee may terminate this agreement for convenience with respect to any or all of the Licensed Products by giving written notice to Artisan Components at any time prior to delivery of such Licensed Products. In such event, Artisan Components shall be entitled to receive subject to the terms hereof all License Fees earned and accrued for previously-delivered Licensed Products. Artisan Components shall also be entitled in such event to receive a pro-rata License Fee for undelivered Licensed Product. Such pro-rata amount shall be based on the time elapsed from date of work commencement to date of termination as a percentage of the projected delivery schedule for such Licensed Product. Royalty provisions hereof will remain unchanged for Licensed Products delivered to Licensee prior to the termination date.

     6.   TITLE

     Subject to the licenses granted herein, Artisan Components and its licensors retain all of their right, title and interest in and to the Licensed Product(s) and all patent rights, trademarks, trade secrets, copyrights, mask work rights and all other proprietary rights therein or relating thereto. Except for the licenses granted in Article 2, no other grants of licenses or rights to Licensee shall be implied from the provisions stated herein.

     7.   PAYMENT TERMS AND TAXES

     7.1 All deposits submitted by Licensee to Artisan Components shall be non-refundable and noncreditable.

     7.2 Unless otherwise mutually agreed in writing, with respect to Licensed Products ordered under this Agreement as of the Effective Date or through placement of a purchase order, Licensee shall pay to Artisan Components
[*** Redacted] of the license fee(s) (less the [*** Redacted] already paid) set forth in Appendix B ("License Fees") upon the Effective Date or upon submission of the purchase order, respectively, and the remaining [*** Redacted] of the License Fees net [*** Redacted] thereafter after acceptance. Acceptance will occur within [*** Redacted] unless Licensee has within such time advised Artisan Components, as per Section 5.4, of any defect Licensee has discovered in the deliverables. In the event such defect has been advised, acceptance will occur upon the earlier notification of acceptance by Licensee or [*** Redacted] days after delivery of Licensed Products that remedy such defects. The foregoing provisions of this Section 7.2 shall not limit the provisions of Section 2.3 above. License Fees are nonrefundable and noncreditable. Licensee also shall pay to Artisan Components all amounts set forth in Section 2.3(b) with respect to unauthorized Use of Licensed Product(s) and/or Section 2.6 with respect to additional copies of the Licensed Products, if any, licensed by Licensee under
Section 2.6 above.

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        *** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.
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     7.3  Within [*** Redacted] after the end of each calendar quarter,
Licensee further shall pay to Artisan Components the running royalties set forth in Appendix B with respect to finished goods shipped, net of returns, in such calendar quarter, and shall submit to Artisan Components with such royalty payment a report stating (a) the part number for each Licensed Integrated Circuit, (b) the Square Millimeters on each Licensed Integrated Circuit, (c) the number of finished goods shipped during such calendar quarter, (d) royalties payable hereunder for such calendar quarter; and (e) all data and supporting calculations used by Licensee to compute the royalties payable by Licensee to Artisan Components with respect to such calendar quarter.

     7.4 This Agreement number and any support agreement number (if applicable), must appear on all correspondence related to this Agreement or any subsequent purchase order placed hereunder.

     7.5 All invoices will be mailed to Licensee's Accounts Payable Department specified in the applicable Licensee purchase order.

     7.6 Any and all amounts payable hereunder do not include any government taxes (including without limitation sales, use, excise, and value added taxes) or duties imposed by any governmental agency that are applicable to the export, import, or purchase of the Products (other than taxes on the net income of Artisan Components), and Licensee shall bear all such taxes and duties. When Artisan Components has the legal obligation to collect and/or pay such taxes, the appropriate amount shall be added to Licensee's invoice and paid by Licensee, unless Licensee provides Artisan Components with a valid tax exemption certificate authorized by the appropriate taxing authority.

     7.7 All payments by Licensee specified hereunder are expressed as net amounts and shall be made free and clear of, and without reduction for, any withholding taxes. Any such taxes which are otherwise imposed on payments to Artisan Components shall be the sole responsibility of Licensee. Licensee shall provide Artisan Components with official receipts issued by the appropriate taxing authority or such other evidence as is reasonably requested by Artisan Components to establish that such taxes have been paid.

     7.8 With respect to License Fees, royalties and other amounts which are payable to Artisan Components under this Agreement, Licensee shall keep complete and accurate books and records. These records shall be retained for a period of twelve (12) months from the date of payment, notwithstanding the expiration or termination of this Agreement. Licensee agrees to permit its books, records to be examined by Artisan Components or its designee, subject to reasonable confidentiality provisions, [*** Redacted] during normal business hours, to verify the accuracy of the License Fees, royalties and other amounts paid to Artisan Components under this Agreement. Prompt adjustment shall be made by Licensee corresponding to the net amount of any underpayment of any and all License Fees, royalties and other amounts disclosed by such examination. If such an examination reveals an underpayment of more than [*** Redacted], then Licensee shall promptly reimburse Artisan Components for the cost of such examination.

     7.9 If any currency conversion shall be required in connection with the calculation of amounts payable under this Agreement, such conversion shall be made using the selling exchange rate for

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        *** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

conversion of the foreign currency into U.S. Dollars, quoted for current transactions reported in The Wall Street Journal for the last business day of the calendar quarter to which such payment pertains.

     8.   EXPORT RESTRICTIONS

     This Agreement, the Licensed Product(s), Licensed Integrated Circuits, and the rights granted hereunder are subject to any and all laws, regulations, orders or other restrictions relative to export, re-export or redistribution of the Licensed Product(s) that may now or in the future be imposed by the government of the United States or foreign governments. Licensee agrees to comply with all such applicable laws and regulations.

     9.   TERMINATION

     9.1 Artisan Components shall have the right, in its sole discretion, to terminate this Agreement and the licenses granted hereunder, upon the occurrence of any of the following events: (a) the failure or neglect of Licensee to pay Artisan Components any sums or amounts due hereunder in a timely manner where such delinquency is not fully corrected within thirty (30) days of Artisan Components' written demand; or (b) the failure or neglect of Licensee to observe, keep, or perform any of the material covenants, terms or conditions of this Agreement where such non-performance is not fully remedied by Licensee within thirty (30) days of Artisan Components' written demand; or (c) any breach of Section 2.1 or 2.3 hereof (effective immediately upon written notification, at Artisan Components' option); or (d) the filing of a petition for Licensee's bankruptcy which is not discharged within sixty (60) days, whether voluntary or involuntary, or an assignment of Licensee's assets made for the benefit of creditors, or the appointment of a trustee or receiver to take charge of Licensee's business for any reason, or Licensee becoming insolvent or ceasing to conduct business in the normal course.

     9.2  The provisions of Articles 6, 7, 8, 10, 12, 13, 14, 15, 16, 17, 18, 19
and 20 and Sections 9.3 and 9.4 shall survive the expiration or any termination of this Agreement.

     9.3 Upon the effective date of termination, Licensee shall cease to Use and shall either destroy or return to Artisan Components all of the Licensed Products, Licensed Integrated Circuits in Licensee's possession or under Licensee's control, Documentation, and copies thereof, together with Licensee's written certification by a duly authorized officer, that the Licensed Product(s), Licensed Integrated Circuits in Licensee's possession or under Licensee's control, and Documentation and all copies thereof are no longer in Use and have been returned to Artisan Components or destroyed. Licensee has continued rights to ship work in progress and finished goods.

     9.4 Termination of this Agreement under this Section 9 shall be in addition to, and not a waiver of, any remedy at law or in equity available to Artisan Components arising from Licensee's breach of this Agreement.

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     10.  RIGHT TO DESIGN AND METHODS

     10.1 Licensee and Artisan Components agree that Licensee shall retain all of its ownership rights to Designs created or derived through the Use of the Licensed Product(s).

     10.2 Licensee and Artisan Components agree that Artisan Components shall retain all rights to Design Data and Techniques. Licensee agrees that Artisan Components will have the irrevocable right to use in the Licensed Product(s) any Licensee contribution or voluntarily disclosed information provided to Artisan Components in the course of its relationship with Licensee, except where such information has been appropriately marked or identified as Licensee confidential, in which case such information shall be subject to the restrictions of the appropriate Confidential Disclosure Agreement separately executed by the parties.

     11.  WARRANTIES

     11.1 PERFORMANCE WARRANTIES. Artisan Components warrants that it has the right to enter this Agreement and to grant the licenses hereunder. Artisan Components warrants for a period of [*** Redacted] from the date of delivery that the Licensed Product shall be free from defects in media and shall substantially conform to the material specifications set forth in the Documentation. Artisan Components does not warrant that the use of the Licensed Products will be uninterrupted or error free. In the event of any nonconformance of the Licensed Product, Licensee shall promptly notify Artisan Components in writing, and provide Artisan Components with evidence and documentation which reproduces the claimed error and resultant output from the execution or use of such code or data. Artisan Components' sole obligation and Licensee's exclusive remedy under this warranty shall be limited to use of its commercially reasonable efforts to correct such defects. Except as provided under a separate written valid support agreement between Licensee and Artisan Components, Artisan Components will not be under any obligation to provide Licensee with any Updates, releases or enhancements other than to remedy non-conformance under this warranty. Artisan Components' warranty obligations shall be void if the Licensed Product is modified without the advance written consent of Artisan Components. Artisan Components' warranty obligations hereunder will not apply to failure by the Licensed Products to comply with the limited warranty herein due to accident, neglect, abuse, acts of God or misapplication, or due to models, flows, design tools or any other information provided by Licensee to Artisan Components hereunder. Further, any silicon debugging or product engineering provided by Artisan Components pursuant to Section 3.2 above is provided "AS IS." Notwithstanding anything to the contrary herein, Artisan Components will perform its services provided hereunder in a professional and workmanlike manner.

     11.2 Artisan Components recognizes that Licensee has a very tight development schedule for these products in order to get to market and Artisan Components will fulfill its warranty responsibilities on a priority basis using its [*** Redacted].

     11.3  NO FURTHER WARRANTIES.  EXCEPT AS SPECIFICALLY SET FORTH IN THIS
SECTION 11, ARTISAN COMPONENTS AND ITS LICENSORS DO NOT MAKE ANY EXPRESS, IMPLIED OR STATUTORY WARRANTIES, INCLUDING BUT NOT LIMITED TO

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        *** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

THE WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, OR ARISING FROM A COURSE OF DEALING, TRADE USAGE OR TRADE PRACTICE.

     12.  PATENT AND COPYRIGHT INDEMNIFICATION

     12.1 DEFENSE OF SUITS. Artisan Components shall, at its own expense, defend or at its option, settle any claim, suit or proceeding brought by a third party against Licensee for direct infringement of any valid United States patent or copyright of such third party, by virtue of Licensee's authorized Use of any of the Licensed Products pursuant to the terms of this Agreement and shall pay any settlement amounts or damages finally awarded in such claim, suit or proceeding; provided that Licensee: (a) promptly notifies Artisan Components in writing of such claim, suit or proceeding, (b) gives Artisan Components sole control over the defense and/or settlement of such claim, suit or proceeding; and (c) reasonably cooperates and provides all available information, assistance and authority to defend or settle the claim, suit or proceeding. Artisan Components shall not be liable for any costs, expenses, damages or fees incurred by Licensee in defending such action or claim unless authorized in advance, in writing by Artisan Components.

     12.2 PROSECUTION OF SUITS. Any action to be brought to prevent or enjoin any third party from infringement of any patent, copyright or other proprietary rights of Artisan Components with respect to the Licensed Product(s) shall be brought exclusively by Artisan Components or Artisan Components' designee, in Artisan Components' sole discretion and as between Licensee and Artisan Components, at Artisan Components' sole cost and expense.

     12.3 INFRINGEMENT REMEDIES. If Licensed Product(s) is, or in Artisan Components' opinion is likely to become the subject of a claim, suit, or proceeding alleging infringement, Artisan Components may: (a) procure at no cost to Licensee, the right to continue Usage of the Licensed Product; (b) replace or modify the Licensed Product, at no cost to Licensee, to make it non-infringing, provided that substantially the same function is performed by the replacement of modified Licensed Product, or (c) if the right to continue Usage cannot be reasonably procured for Licensee or the Licensed Product cannot be replaced or modified to make it non-infringing, terminate the license of such Licensed Product, remove the Licensed Product and grant Licensee refund credit thereon as depreciated on a [*** Redacted]. The [*** Redacted] begins with the date of first shipment of licensed integrated circuits by FMI and ends
[*** Redacted] thereafter.

     12.4 NON-CONFORMING USE. Artisan Components shall have no liability for any claim, suit or proceeding of infringement based on the Usage of Licensed Product after Licensee receives notice that the Licensed Product infringes a proprietary right or intellectual property right of a third party.

     12.5 NO OTHER OBLIGATIONS. The foregoing states Artisan Components' sole obligations and entire liability with respect to any claimed infringement of the Licensed Product(s) of any intellectual property or other rights of any third party.

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confidential treatment filed with the Securities and Exchange Commission.
Omitted portions have been filed separately with the Commission.
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  13.  LIMITATION OF LIABILITY

  13.1 LIMITATION ON DAMAGES. IN NO EVENT WILL ARTISAN COMPONENTS OR ITS LICENSORS OR SUPPLIERS BE LIABLE FOR ANY LOSS OR DAMAGE TO REVENUES, PROFITS, OTHER ECONOMIC LOSS OR GOODWILL OR COSTS OF REPLACEMENT GOODS OR SERVICES OR ANY OTHER SPECIAL, INCIDENTAL, EXEMPLARY, INDIRECT OR CONSEQUENTIAL DAMAGES OF ANY KIND, ARISING OUT OF OR RELATING TO THIS AGREEMENT, LICENSED INTEGRATED CIRCUITS OR THE LICENSED PRODUCTS, OR RESULTING FROM ARTISAN'S PERFORMANCE OR FAILURE TO PERFORM PURSUANT TO THE TERMS OF THIS AGREEMENT OR RESULTING FROM THE FURNISHING, PERFORMANCE, DELAY IN DELIVERY, OR USE OR LOSS OF USE OF ANY LICENSED PRODUCTS OR OTHER MATERIALS DELIVERED TO LICENSEE HEREUNDER, HOWEVER CAUSED AND WHETHER BASED IN BREACH OF CONTRACT, BREACH OF WARRANTY, TORT (INCLUDING NEGLIGENCE) OR ANY OTHER THEORY OF LIABILITY. THE FOREGOING LIMITATIONS SHALL APPLY EVEN IF ARTISAN COMPONENTS HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES AND NOTWITHSTANDING THE FAILURE OF ESSENTIAL PURPOSE OF ANY LIMITED REMEDY STATED HEREIN.

  13.2 MAXIMUM LIABILITY. Artisan Components and its licensors' and suppliers' aggregate liability to Licensee under any provision of this Agreement shall be limited to the sum of the License Fees and royalties actually paid by Licensee to Artisan Components for the Licensed Product(s) in question. The existence of more than one claim will not enlarge or extend this limit.

  14.  RELEASE OF PERFORMANCE INFORMATION

  Licensee shall not distribute externally or to third parties, any reports or statements that directly compare the timing, speed, area, functionality or other performance results of circuit designs created or designed through the Use of any other products of Licensee or any third party that are similar to the Licensed Products without the prior written approval of Artisan Components.

  15.  PUBLICITY; DISLOSURE OF TERMS

  Neither party shall announce or publicly disclose the terms or conditions of this Agreement without prior written approval from the other party; provided, however, that either party shall have the right to publicly disclose the following: (a) that Licensee is a customer of Artisan Components, (b) that Artisan Components has provided the Licensed Products to the Licensee and that the Licensed Products were used in the development of the Licensed Integrated Circuit, (c) a product description of the Licensed Products as contained in Artisan Components' standard product literature.

  16.  GOVERNING LAW

  This Agreement shall be governed by and construed in accordance with the laws of the State of California, without regard to the conflict of laws provisions thereof.

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  17.  ASSIGNMENT

  Neither this Agreement nor any rights or obligations hereunder, in whole or in part, shall be assignable or otherwise transferable by Licensee except upon prior written approval of Artisan Components in the event of acquisition, substantial sale of assets or reorganization. Such approval shall not be unreasonably withheld. Any unauthorized attempt by Licensee to assign or transfer this Agreement or any rights or obligations hereunder shall be null and void. This Agreement shall be freely assignable by Artisan Components without Licensee's consent. Subject to the foregoing provisions of this Section 16, this Agreement will be binding upon and inure to the benefits of the parties hereto, their successors and assigns.

  18.  NOTICE

  Any notices required to be given pursuant to this Agreement shall be in writing, sent via certified mail, return receipt requested, express overnight courier, or by facsimile (a confirmed copy of which to be sent promptly by mail to addressee) to the address of Artisan Components or Licensee as set forth below or to such other address as may be specified from time to time by notice in writing, and such notice shall be deemed to have been received on the earlier of (a) the date when actually received or (b) if by facsimile, when the sending party shall have received a facsimile, when the sending party shall have received a facsimile confirmation that the message has been received by the receiving party's facsimile machine.


If to Artisan Components:                     If to Licensee:
-------------------------                     ---------------
Artisan Components, Inc.                      Fujitsu Microelectronics, Inc.
2077 Gateway Place, #300                      -----------------------------
San Jose, CA 95110                            3545 North First Street
Attn:  Manager, Contracts                     -----------------------------
Telephone:  (408) 453-1000                    San Jose, CA 95134-1804
Facsimile:  (408) 453-3500                    -----------------------------
                                              Attn: Legal Dept. M/S142
                                              -----------------------------
                                              Attn:
                                              -----------------------------
                                              Telephone: 408/922-9000
                                              -----------------------------
                                              Facsimile: 408/432-9044
                                              -----------------------------

  19.  SEVERABILITY AND WAIVER

  19.1 The invalidity or unenforceability of any particular provision of this Agreement shall not affect the other provisions of this Agreement and shall be construed in all respects as if such invalid or unenforceable provisions were omitted.

  19.2 The waiver by either party of any default or breach of this Agreement shall not constitute a waiver of any other subsequent default or breach.

  19.3 Failure or delay by either party in exercising any right or power hereunder shall not operate as a waiver of such right or power.

  20.  INHERENTLY DANGEROUS APPLICATIONS

  The Licensed Products are not specifically developed or licensed for use in the planning, construction, maintenance, operation or other use of any nuclear facility, or for the flight, navigation or communication of aircraft or ground support equipment, or for military use, medical use or in any other inherently dangerous activity. Licensee agrees that Artisan Components shall not be liable for any claims, losses, costs or liabilities arising from such use if Licensee or its distributors or customers use the Licensed Products for such applications. Licensee shall notify each distributor and customer of Licensee of such limitation of use of the Licensed Products and Licensed Integrated Circuits. Licensee agrees to indemnify and hold Artisan Components harmless from any claims, losses, costs, and liabilities arising out of or in connection with the use of the Licensed Programs or Licensed Integrated Circuits in any such applications.

  21.  ATTORNEYS FEES

  The prevailing party in any action to enforce the terms of this Agreement shall be entitled to reasonable attorney's fees and other costs and expenses incurred by it in connection with such action.

  22.  NDA

  22.1 Each party (i.e., Artisan Components or Licensee, the "Receiving Party") understands that the other party (the "Disclosing Party") has disclosed or may disclose tangible information designated as "Confidential" or "Proprietary", relating to this Agreement (hereinafter "Proprietary Information"). For a period of four (4) years from the date upon which the receiving party first receives the Proprietary Information from the Disclosing Party and, except to the extent otherwise provided for under this Agreement, the Receiving Party agrees (i) to hold the Disclosing Party's Proprietary Information in confidence as a fiduciary and to take precautions to protect such Proprietary Information (including, without limitation, those precautions the Receiving Party employs with respect to its confidential materials of similar type), and (ii) not to divulge any such Proprietary Information or any information derived therefrom to any third party.

  22.2 Notwithstanding the above, all information which is disclosed in intangible form by the Disclosing Party for the purpose of this Agreement and which is identified by the Disclosing Party as

"confidential" or "proprietary" shall be deemed to be Proprietary Information for purposes of this Agreement for a period of sixty (60) days from the date of disclosure thereof, provided, however, that if the Receiving Party receives from the Disclosing Party within such sixty-day period a written document summarizing such information and designating such information as "Confidential" or Proprietary", such information shall be deemed to be Proprietary Information for purposes of this Agreement for a period of four (4) years from the disclosure thereof.

  22.3 Without granting any right or license, the Disclosing Party agrees that the foregoing shall not apply with respect to any information that (i) is in the public domain at the time of disclosure or thereafter enters the public domain, through no improper action or inaction by the Receiving Party or any of its affiliates, agents or employees, or (ii) was in its possession or known by it prior to receipt from the Disclosing Party, or (iii) was rightfully disclosed to it by any third party, provided, however, that the Receiving Party complies with any restrictions imposed by such third party, or (iv) was developed by employees of the Receiving Party who did not have access to the Proprietary Information.

  22.4 Due to the unique nature of the Disclosing Party's Proprietary Information hereunder and the competitive advantage they give the parties, there can be no adequate remedy at law for any breach of each party's obligations under this Section and upon any such breach or any threat thereof, the non-breaching party shall be entitled to appropriate equitable relief in addition to whatever other remedies it might be entitled. The provisions of this Section shall survive the expiration or other termination of this Agreement.

  23. MISCELLANEOUS TERMS

  23.1 The relationship of the parties hereto is that of independent contractors, and neither party is an employee, agent, partner or joint venturer of the other.

  23.2 Except for payments due hereunder by Licensee, neither party shall have liability for its failure to perform its obligations hereunder when due to circumstances beyond its reasonable control.

  23.3 Artisan represents that it has the capabilities and resources to perform the work required under this agreement according to the mutually agreed specifications and delivery schedule. Artisan shall perform the development work covered by this agreement in a professional and workmanlike manner according to standards practiced by Silicon Valley's leading semiconductor design firms.

BOTH PARTIES ACKNOWLEDGE THAT THIS AGREEMENT INCLUDING THE EXHIBITS AND APPENDICES ATTACHED HERETO IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE MUTUAL UNDERSTANDING OF THE PARTIES AND SUPERSEDES AND CANCELS ALL CONFLICTING TERMS AND CONDITIONS AND ALL PREVIOUS AND CONTEMPORANEOUS WRITTEN AND ORAL AGREEMENTS AND COMMUNICATIONS RELATING TO THE SUBJECT MATTER HEREOF, INCLUDING ANY TERMS AND CONDITIONS THAT MAY BE INDICATED IN ANY LICENSEE PURCHASE ORDER. THIS AGREEMENT MAY NOT BE MODIFIED, SUPPLEMENTED, QUALIFIED, OR INTERPRETED BY ANY TRADE USAGE OR PRIOR COURSE OF DEALING NOT MADE A PART OF THIS

THIS AGREEMENT MAY NOT BE MODIFIED OR AMENDED EXCEPT IN WRITING AND EXECUTED BY DULY AUTHORIZED REPRESENTATIVES OF BOTH PARTIES.BOTH PARTIES ACKNOWLEDGE THAT THEY HAVE READ THIS AGREEMENT, UNDERSTAND IT AND AGREE TO BE BOUND BY ITS TERMS AND CONDITIONS AS EVIDENCED BY THEIR SIGNATURES BELOW


ARTISAN COMPONENTS, INC.                     LICENSEE

By: /s/ Daniel I. Rubin                      By: /s/ [Unreadable]
   ____________________________________         ________________________________
   Signature of an Officer of                   Signature of an Authorized
   the Corporation                              Representative

By: Daniel I. Rubin                          By:
   ____________________________________         ________________________________
   Printed Name of the Signing Officer          Printed Name of the Signing
                                                Authorized Representative

Title: V.P. Worldwide Sales                  Title: E.V.P.
      _________________________________            _____________________________

Date: 6/6/97                                 Date: 6/16/97
     __________________________________           ______________________________

                                   EXHIBIT A

                           ENGINEERING CHANGE ORDER
                              (ECO) REQUEST FORM



--------------------------------------------------------------------------------
Customer:                                Date:
--------------------------------------------------------------------------------
Requestor:                               Phone:
--------------------------------------------------------------------------------
E-mail Address:                          Fax:
--------------------------------------------------------------------------------
Project:
--------------------------------------------------------------------------------


This Engineering Change Order Form (ECO) is to be used as an official notification to Artisan Components of any changes in design or specification made to a project. Once this form has been received, Artisan Components will evaluate the schedule and cost impacts of these changes and inform you of the results.


Description of Requested Change:________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________


Requestor's Signature:________________________________  Date:___________________


Engineering Manager's Approval:_______________________  Date:___________________

                                   EXHIBIT B

                            ENGINEERING CHANGE ORDER
                              (ECO) RESPONSE FORM


--------------------------------------------------------------------------------
Customer:                                Date:
--------------------------------------------------------------------------------
Requestor:                               Phone:
--------------------------------------------------------------------------------
E-mail Address:                          Fax:
--------------------------------------------------------------------------------
Project:
--------------------------------------------------------------------------------

Artisan Components has evaluated your attached ECO request, its impact on your schedule and any additional charges associated with the request. This evaluation is described below:




In summary, this change will:

[_]  Add ______ working days to the schedule   [_]  Will not impact the schedule

[_]  Require an increase/decrease in the cost  [_]  Will not require any
     of your project of $____________               additional charges

Please sign this form to acknowledge that you understand the impact of your requested changes. Signing the Refusal indicates that you DO NOT authorize Artisan Components to proceed with the requested change(s). Signing the Acceptance authorizes Artisan Components to proceed with these changes. If additional costs are indicated, then the buyer's signature is required. This form must be signed and returned to Artisan Components by ___________________.

Requestor's REFUSAL:_________________________     Date:_________________________


Requestor's ACCEPTANCE:______________________     Date:_________________________


Buyer's Approval:____________________________     Date:_________________________

                               LICENSE AGREEMENT

                                  APPENDIX A

                        Licensed Product(s) and Site(s)


LICENSED PRODUCTS:

[*** Redacted]

--------------
        *** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

                               LICENSE AGREEMENT

                                  APPENDIX B

               LICENSE FEES,  ROYALTIES, AND DELIVERY SCHEDULES


License Fee


Total of the following [*** Redacted] products:    [*** Redacted]

  LICENSED PRODUCTS                                     SCHEDULED DELIVERY
--------------------------------------------------------------------------------
  [*** Redacted]                                        [*** Redacted]

  OPTIONAL LICENSED PRODUCTS                            PRICE
--------------------------------------------------------------------------------
  [*** Redacted]                                        [*** Redacted]

[*** Redacted]

--------------
        *** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

APPENDIX B
(continued)


ROYALTIES


Licensee shall pay to Artisan Components the following running royalties with respect to finished goods shipped:

                                                        U.S. CENTS PER
  LICENSED PRODUCTS                                     SQUARE MILLIMETER
--------------------------------------------------------------------------------
  [*** Redacted]                                        [*** Redacted]

Running royalties for the [*** Redacted] and [*** Redacted] of chips
(not to exceed [*** Redacted]) will have the following declining royalty schedule. The [*** Redacted] of chips refers to the [*** Redacted] product family, including those parts code-named [*** Redacted] and the other parts included in the joint [*** Redacted] which has been previously disclosed to Artisan Components. "Initial production" is defined as the date that the first [*** Redacted], covered by the agreement have been qualified and shipped for revenue. For example, a product family member that is introduced in the second year after initial production of the first part in the family is subject to the [*** Redacted] royalty rate set by the table below.


ROYALTY SCHEDULE FOR THE [*** Redacted]:

  TIME PERIOD                                               ROYALTY RATE
----------------------------------------------------------------------------------------------------
  [***Redacted]                                             [*** Redacted]

--------------
        *** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

APPENDIX B
(continued)


CREDIT BACK ON ROYALTIES

[*** Redacted] of the royalty collected, up to the purchase amount
[*** Redacted], is held as credit for future Artisan Components' standard products or the recharacterization of the generators. These credits must be used within [*** Redacted] of accrual.

[*** Redacted]

--------------
        *** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

                               LICENSE AGREEMENT

                                  APPENDIX C


DOCUMENTATION

  LICENSED PRODUCTS                                     DOCUMENTATION
--------------------------------------------------------------------------------
  [*** Redacted]                                        User Manual
                                                        User Manual
                                                        User Manual
                                                        Databook
                                                        N/A
                                                        Databook

--------------
        *** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.